GLOBAL X FUNDS
(THE "TRUST")

SUPPLEMENT DATED AUGUST 5, 2024
TO THE STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE SERIES OF THE TRUST INCLUDED IN SCHEDULE A, AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statutory Prospectus and SAI.

The Statutory Prospectus and Statement of Additional Information for each of the funds listed in Schedule A below (the “Funds”) are amended to reflect that the Funds’ custodian, transfer agent and securities lending agent will transition from Brown Brothers Harriman & Co. to The Bank of New York Mellon (“BNY”) on or about August 12, 2024. BNY already serves in such capacity for other series of the Trust.

SCHEDULE A
FUND NAME	DATE OF STATUTORY PROSPECTUS, AS MAY BE SUPPLEMENTED FROM TIME TO TIME	DATE OF STATEMENT OF ADDITIONAL INFORMATION, AS MAY BE SUPPLEMENTED FROM TIME TO TIME
Global X Uranium ETF	March 1, 2024	March 1, 2024
Global X Lithium & Battery Tech ETF	March 1, 2024	March 1, 2024
Global X Robotics & Artificial Intelligence ETF	April 1, 2024	April 1, 2024
Global X Autonomous & Electric Vehicles ETF	April 1, 2024	April 1, 2024

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE